                         Oppenheimer REAL ESTATE fund
                   Supplement dated January 28, 2004 to the
                       Prospectus dated August 25, 2003

      The Prospectus  supplement  dated October 28, 2003 is hereby  withdrawn.
The Prospectus is changed as follows:

1.    The  following  is added as the last  sentence of the  paragraph  titled
      "What  Does  the  Fund  Mainly  Invest  In?"  on  page  3  of  the prospectus:

      "The  investment  of the  Fund's  total  assets  in its  principal investments  may  take  up to  30  days  after  the  Fund  becomes available  to the general  public  (October  1, 2003),  and in the interim  the Fund may invest a  substantial  portion of its assets in  short-term  money market  obligations  and other  high-quality short-term debt obligations."

2.    The third  paragraph  under the bulleted point  entitled  "Investing for the Shorter Term" of the section  entitled  "WHICH CLASS OF SHARES
      SHOULD YOU CHOOSE?"  which appears on page 17 should be deleted in its entirety and replaced with the following:

      And for non-retirement  plan investors who invest $1 million or more, in most  cases  Class A shares  will be the most  advantageous  choice,  no matter  how  long you  intend  to hold  your  shares.  For that  reason, effective  February 2, 2004,  the  Distributor  normally will not accept purchase  orders of  $250,000 or more of Class B shares or $1 million or more of Class C shares from a single investor.

3.    The  paragraph  titled  "Dividends"  on  page  30 of the  Prospectus  is deleted and replaced with the following:

      Dividends.  As of  January 1,  2004,  the Fund  intends to declare dividends  separately for each class of shares from net investment income  on  a  quarterly  basis  in  March,  June,  September  and
      December on a date  selected by the Board of  Trustees.  Dividends and  distributions  paid  to  Class  A and  Class  Y  shares  will generally be higher than  dividends for Class B, Class C and Class
      N shares,  which  normally  have higher  expenses than Class A and
      Class Y.  There  is no fixed  dividend  rate and  there  can be no assurance as to the payment of any dividends.

      January 28, 2004                                          PS0590.007